                       [D.F. KING & CO., INC. LETTERHEAD]



Dear Limited Partner of Synthetic Industries, L.P.:

        Thank you for returning your Proxy and/or Withdrawal Election Agreement for the Special Meeting of Limited Partners of the Partnership scheduled to be held on Friday, October 24, 1997. We are the Solicitation Agent in connection with the Special Meeting.

        To avoid the possibility of your vote being disqualified for the reason(s) indicated below, we ask that you complete, sign, date and return the enclosed revised Proxy and/or Withdrawal Election Agreement in the Federal Express envelope provided for your convenience. See Federal Express Instructions enclosed. Additionally, you may send your form by facsimile to D.F. King & Co. (you must follow with the original by mail) to facsimile number (212) 809-8839.

[ ] Your previous Proxy and/or Withdrawal Election Agreement was unsigned, not legible or omitted your title of authority. (If signing as attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your full title as such).

[ ] Your previous Proxy and/or Withdrawal Election Agreement was undated. (Please date and sign to conform with the name shown on the Proxy.)

[ ] Your previous Proxy and/or Withdrawal Election Agreement was not signed by all owners. (If Units are registered in the name of more than one person, each person should sign the Proxy and/or Withdrawal Election Agreement. If a joint tenant is deceased, please indicate that you are the surviving joint owner. If a tenant-in-common is deceased, the Proxy should be signed by the executor or administrator of the deceased tenant-in-common, and proof of such person's status as executor or administrator should be returned.)

[ ] Your previous Withdrawal Election Agreement did not reflect your choice of a percentage on page 2 of the form, as required.

[ ] Your previous Proxy and/or Withdrawal Election Agreement, as marked, did not clearly specify your instructions. (Please sign, date and clearly mark the applicable form.)

[ ]  Other _______________________________________________________

        The Special Meeting will be held on Friday, October 24, 1997. Since time is short, we would sincerely appreciate your completing, signing, dating and promptly returning the enclosed Proxy and/or Withdrawal Election Agreement by Federal Express today.

        If you have any questions or need assistance in voting your Units, please call us toll free at 1-800-488-8095. Thank you for your cooperation.

                                        Very truly yours,

                                        D.F. King & Co., Inc.

                       [D.J. KING & CO., INC. LETTERHEAD]


                           SYNTHETIC INDUSTRIES, L.P.

Dear Limited Partner:


     The Special Meeting of Limited Partners of Synthetic Industries, L.P. will be held on October 24, 1997.

     Accordingly, we have sent you a duplicate Proxy and/or Withdrawal Election Agreement, a prepaid and pre-addressed Federal Express airbill form and return envelope. Please take the time to review the following instructions.

We urge you to utilize Federal Express, or facsimile as soon as possible.

Return Form(s) by Federal Express
---------------------------------

1.   Complete, sign and date your Proxy and/or Withdrawal Election Agreement.
2. Insert the form(s) into the Federal Express return envelope. A pre-printed airbill form is attached to the envelope.
3. Call Federal Express at 1-800-GO-FEDEX and inform them that you have a Federal Express package to be picked up.
4.   A Federal Express messenger will be dispatched to your home or office.

Remember, the Federal Express mailing procedure has been paid. There is no cost to you.

Return by Facsimile (followed by mailing the original).
--------------------------------------------------------

1.   Complete, sign and date your Proxy and/or Withdrawal Election Agreement.
2.   Fax the form to Thomas Germinario at D.F. King (212) 809-8839.

     If you have any questions, need assistance in voting or need additional proxy materials, please contact Thomas Germinario of D.F.King & Co., Inc. at
(800) 488-8095, extension 6922. Thank you.

                                                Sincerely,

                                                D.F.King & Co., Inc.

                                     PROXY
             RELATING TO THE PLAN OF WITHDRAWAL AND DISSOLUTION OF
                           SYNTHETIC INDUSTRIES, L.P.
                      TO BE VOTED AT A SPECIAL MEETING OF
                THE LIMITED PARTNERS ON FRIDAY, OCTOBER 24, 1997

-------------------------------------------------------------------------------------
                                                                    NUMBER (OR
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OF UNITS         FRACTION) OF
                 (PLEASE FILL IN, IF BLANK)                         UNITS HELD
-------------------------------------------------------------------------------------

                                                             ------------------------

                                                             ------------------------

                                                             ------------------------

                                                             ------------------------

                                                             ------------------------
                                                                      TOTAL
                                                                      UNITS
-------------------------------------------------------------------------------------

     A DULY EXECUTED AND PROPERLY COMPLETED COPY OF THIS PROXY MUST BE RECEIVED BY THE SOLICITATION AGENT (AS DEFINED BELOW) ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, OCTOBER 23, 1997 (THE "INITIAL SOLICITATION EXPIRATION DATE"), UNLESS EXTENDED BY THE GENERAL PARTNER (AS DEFINED BELOW) IN ITS SOLE DISCRETION TO NOT LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 23, 1997 (AS EXTENDED, THE "SOLICITATION EXPIRATION DATE"), AT THE FOLLOWING ADDRESS:

                             D.F. KING & CO., INC.

           BY HAND OR OVERNIGHT COURIER:                                   BY MAIL:
                  77 WATER STREET                                    WALL STREET STATION
                     20TH FLOOR                                         P.O. BOX 1378
              NEW YORK, NEW YORK 10005                          NEW YORK, NEW YORK 10269-0285

                         CALL TOLL FREE (800) 488-8095

     Delivery of this Proxy (the "Proxy") to an address other than as set forth above will not constitute a valid delivery. Telephonic inquiries concerning this Proxy and the applicable procedures may be directed to D.F. King & Co., Inc. (the "Solicitation Agent") at the above telephone number.

     The undersigned acknowledges receipt of the Joint Proxy Statement and Prospectus, dated September 19, 1997 (the "Proxy Statement/Prospectus"), of Synthetic Industries, L.P., a Delaware limited partnership (the "Partnership") and Synthetic Industries, Inc., a Delaware corporation (the "Company"), and this Proxy, which together constitute the solicitation (the "Solicitation") by SI Management L.P., the general partner of the Partnership (the "General Partner"), of (i) the consent of the holders ("Holders" or the "Limited Partners") of the limited partner units (the "Units") of the Partnership to the Plan of Withdrawal and Dissolution (the "Plan") of the Partnership and (ii) the written request of the Limited Partners to amend the Partnership Agreement to permit the Withdrawal, each as more fully described in the Proxy Statement/Prospectus. Each Limited Partner is requested to carefully read this Proxy. The Solicitation will expire on the Solicitation Expiration Date, unless extended by the General Partner in its sole discretion to a later date, but will expire in any case at 5:00 p.m. New York City time, on December 23, 1997, in which case such later date shall be the Solicitation Expiration Date. All capitalized terms used but not defined herein shall have the meanings given such terms in the Proxy Statement/Prospectus.

     In order to effect certain elements of the Plan, an amendment to the Partnership Agreement is required. In accordance with the Partnership Agreement, such amendment must be approved by a majority in interest of the Limited Partners. A vote "FOR" the Plan is deemed to be approval by a Limited Partner of the proposed amendment to the Partnership Agreement. The proposed amendment is attached as Exhibit A to the Plan, which is attached as Annex A to the Proxy Statement/Prospectus. For a discussion of the proposed amendment to the Partnership Agreement, see "The Plan of Withdrawal and Dissolution -- Amendment of the Partnership Agreement."

     In accordance with the terms of the Partnership Agreement, the Plan must be approved by Limited Partners holding at least a majority in interest of the outstanding Units, unless, within 30 days from the date of the Proxy Statement/Prospectus,

Limited Partners present the General Partner with a legal opinion that meets the requirements of the Partnership Agreement and that has been approved by two-thirds (2/3) in interest of the Limited Partners. In that event, approval of the Plan will require the affirmative vote of Limited Partners holding at least two-thirds (2/3) in interest of the outstanding Units. The Proxy Statement/Prospectus constitutes the Asset Sale Notice (as defined therein) to the Limited Partners. The last day of the thirty (30) day notice period is October 19, 1997. If an Opinion (as defined therein) is not obtained and approved by two-thirds (2/3) in interest of the Limited Partners by October 19, 1997, the approval of the Plan shall require only the approval of Limited Partners whose interest in the aggregate exceed fifty percent (50%) of the interests of Limited Partners. For a discussion of the voting rights of Limited Partners, see "Summary of Certain Terms of the Partnership Agreement -- Voting Rights of Limited Partners" in the Proxy Statement/Prospectus.

     The undersigned has completed, executed and delivered this Proxy to indicate the action the undersigned desires to take with respect to the proposed Plan.

                    PLEASE READ THIS ENTIRE PROXY CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

     It is a condition to a valid consent to the proposed Plan by a Holder of Units (or a fraction thereof) that prior to the Solicitation Expiration Date such Holder completes and delivers this Proxy to the Solicitation Agent.

     IF THE PROPOSED PLAN IS APPROVED, SUCH APPROVAL WILL BIND ALL HOLDERS, AND ANY HOLDER WHO DOES NOT SUBMIT A VALID WITHDRAWAL ELECTION AGREEMENT WILL BE ISSUED COMMON STOCK IN THE DISSOLUTION AS DESCRIBED IN THE PROXY
STATEMENT/PROSPECTUS.

     In order to make a valid Withdrawal Election to participate in the Underwritten Sale pursuant to the Plan, you must properly complete and sign the enclosed Withdrawal Election Agreement indicating the specified percentage, 25%, 50%, 75% or 100%, of your Units (or fraction thereof) of which the Shares underlying such Units (or fraction thereof) you desire to have included in the Underwritten Sale. No Withdrawal Election shall have been validly made unless the Solicitation Agent shall have received this Proxy and a properly completed and executed Withdrawal Election Agreement by 5:00 p.m., New York City time, on the Solicitation Expiration Date (the "Election Deadline"). If, as of the Election Deadline, the Solicitation Agent has not received this Proxy and a Withdrawal Election Agreement from you, you shall be deemed not to have made a Withdrawal Election with respect to your Units. If you make a Withdrawal Election by submitting this Proxy and a Withdrawal Election Agreement to the Solicitation Agent, you may at any time prior to the Election Deadline change or revoke your Withdrawal Election by submitting a revised Withdrawal Election Agreement, properly completed and signed, that is received by the Solicitation Agent prior to the Election Deadline, or by voting in person at the Special Meeting. The Withdrawal Election will be irrevocable upon the time of the adoption of the Plan at the Special Meeting.

     A Holder who wishes to consent to the proposed Plan should, prior to the Solicitation Expiration Date, complete, sign, date and mail or otherwise deliver this Proxy to the Solicitation Agent at the address set forth on the cover page hereof.

     A Holder from whom the Solicitation Agent has not received a Proxy or who abstains shall be deemed a vote "AGAINST" the Plan. A Holder whose Proxy does not otherwise indicate a choice in the space provided below, but is signed and dated, shall be deemed a vote "FOR" the Plan.

     The undersigned hereby represents and warrants that he, she or it has full power and authority to give the Proxy contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the General Partner or the Solicitation Agent to be necessary or desirable to perfect the undersigned's consent (if any).

     All authority conferred or agreed to be conferred by this Proxy shall be deemed to be coupled with an interest and survive the death or incapacity of the undersigned and every obligation of the undersigned under this Proxy shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, guardians, successors and assigns.

     The undesigned understands that Proxies delivered pursuant to any one of the procedures described under the caption "Proxy and Withdrawal Election Procedures" in the Proxy Statement/Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Partnership upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus and in this Proxy.

--------------------------------------------------------------------------------

                                     PROXY

     Upon the terms and subject to the conditions of this Solicitation, the undersigned hereby votes on the proposed Plan with respect to all of the undersigned's Units (or all of the undersigned's fractional interests in Units) as follows:

               [  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL CONSTITUTE A VOTE IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL CONSTITUTE A VOTE "FOR" THE PLAN.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              WITHDRAWAL ELECTION

     The undersigned has elected to make a Withdrawal Election to participate in the Underwritten Sale and has enclosed a signed Withdrawal Election Agreement:

                            [  ]  YES       [  ]  NO

--------------------------------------------------------------------------------
     WITNESS the due execution of the foregoing Proxy as of the date written below.

                                  *
---------------------------------       ----------------------------------, 1997

                                  *
---------------------------------       ----------------------------------, 1997
    Signature(s) of Holders(s)                         Date
     or Authorized Signatory


Print Name and Address of Holder(s) and Name and Title of Person signing as Agent or Fiduciary:

Name(s):
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
                                 (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number: (     )
                                       -----------------------------------------
---------------

* To be signed in exactly the same manner as the Units are registered. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title above. See Instruction 4 below.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE PROXY

     1. DELIVERY OF THIS PROXY. A completed and duly executed copy of this Proxy and any other documents required by this Proxy must be received by the Solicitation Agent at its address set forth on the cover page hereof prior to the Solicitation Expiration Date if the Holder desires to consent to the Plan. The method of delivery of this Proxy and all other required documents to the Solicitation Agent is at the election and risk of the Holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Solicitation Agent. In all cases, sufficient time should be allowed to ensure timely delivery.

     2. QUESTIONS REGARDING VALIDITY, FORM, ELIGIBILITY, ETC. All questions as to the validity, form, eligibility (including time or receipt) and acceptance of Proxies will be determined by the General Partner in its sole discretion, which determination will be final and binding. The General Partner reserves the right to reject any and all Proxies not validly given or any Proxies the General Partner's acceptance of which would, in the opinion of the General Partner or its counsel, be unlawful. The General Partner also reserves the right to waive any defects or irregularities or conditions of the Solicitation and Plan. The interpretation of the terms and conditions of the Solicitation and Plan (including this Proxy and the instructions hereto) by the General Partner shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of Proxies must be cured within such time as the General Partner may determine. Neither the General Partner nor any other person shall be under any duty to give notification of defects or irregularities with respect to deliveries of Proxies, nor shall any of them incur any liability for failure to give such notification.

     3. PROXY TO PROPOSED PLAN. Only a registered Holder of the Units (or a fraction thereof) or his legal representative or attorney-in-fact may deliver a Proxy.

     4. SIGNATURES ON THIS PROXY. If this Proxy is signed by the registered Holder(s) of the Units with respect to which this Proxy is given, the signature must correspond with the names as contained on the books of the Partnership without alteration, enlargement or any change whatsoever.

     If any of the Units with respect to which the Proxy is given hereby are owned of record by two or more joint owners, all such owners must sign this Proxy.

     If this Proxy is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit evidence satisfactory to the General Partner of their authority so to act with this Proxy.

     5. REVOCATION OF PROXY. Any Holder who has consented to the proposed Plan may revoke such Proxy by delivering written notice of such revocation to the Solicitation Agent at any time prior to the Solicitation Expiration Date. Thereafter, Proxies will no longer be revocable unless the Plan is not consummated, in which event all Proxies will be revoked automatically. Any such notice of revocation, to be effective, must indicate the Units (or fraction thereof) to which it relates to be signed by the Holder in the same manner as the original Proxy. Holders may also revoke their Proxies by attending the Special Meeting and voting in person.

     6. WAIVER OF CONDITIONS. Subject to applicable law, the General Partner reserves the absolute right to amend, waive or modify specified conditions of the Solicitation and the Plan.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Solicitation and the Plan or the procedure for consenting as well as requests for assistance or for additional copies of the Proxy Statement/Prospectus and this Proxy may be directed to the Solicitation Agent at one of the addresses and telephone number indicated on the cover of this Proxy.

                         WITHDRAWAL ELECTION AGREEMENT
                                  RELATING TO
                     THE PLAN OF WITHDRAWAL AND DISSOLUTION
                                       OF
                           SYNTHETIC INDUSTRIES, L.P.

-------------------------------------------------------------------------------------
                                                                    NUMBER (OR
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OF UNITS         FRACTION) OF
                 (PLEASE FILL IN, IF BLANK)                         UNITS HELD
-------------------------------------------------------------------------------------

                                                             ------------------------

                                                             ------------------------

                                                             ------------------------

                                                             ------------------------

                                                             ------------------------
                                                                      TOTAL
                                                                      UNITS
-------------------------------------------------------------------------------------

     A DULY EXECUTED AND PROPERLY COMPLETED COPY OF THIS WITHDRAWAL ELECTION AGREEMENT MUST BE RECEIVED BY THE SOLICITATION AGENT (AS DEFINED BELOW) ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, OCTOBER 23, 1997 (THE "INITIAL SOLICITATION EXPIRATION DATE"), UNLESS EXTENDED BY THE GENERAL PARTNER IN ITS SOLE DISCRETION TO NOT LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 23, 1997 (AS EXTENDED, THE "SOLICITATION EXPIRATION DATE"), AT ONE OF THE FOLLOWING ADDRESSES:

                             D.F. KING & CO., INC.

        By hand or overnight courier:                             By mail:
               77 WATER STREET                              WALL STREET STATION
                  20TH FLOOR                                   P.O. BOX 1378
           NEW YORK, NEW YORK 10005                    NEW YORK, NEW YORK 10269-0285

                         Call Toll Free (800) 488-8095

     Delivery of this Withdrawal Election Agreement (the "Withdrawal Election Agreement") to an address other than as set forth above will not constitute a valid delivery. Telephonic inquiries concerning this Withdrawal Election Agreement and the applicable procedures may be directed to D.F. King & Co., Inc. (the "Solicitation Agent") at the above telephone number.

     All capitalized terms used but not defined herein shall have the meanings given such terms in the Proxy Statement/Prospectus.

     The undersigned has completed, executed and delivered this Withdrawal Election Agreement to indicate the action the undersigned desires to take with respect to the proposed Withdrawal Election and to evidence the undersigned's agreement to the terms and conditions set forth herein.

     PLEASE READ THIS ENTIRE WITHDRAWAL ELECTION AGREEMENT CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     In order to participate in the proposed Underwritten Sale, a Holder of Units (or a fraction thereof) must complete, sign, date and mail or otherwise deliver this Withdrawal Election Agreement to the Solicitation Agent at one of the addresses set forth above prior to the Solicitation Expiration Date.

     IN ORDER TO MAKE A VALID WITHDRAWAL ELECTION TO PARTICIPATE IN THE UNDERWRITTEN SALE PURSUANT TO THE PLAN, YOU MUST PROPERLY COMPLETE AND SIGN THE SEPARATELY ENCLOSED PROXY (THE "PROXY"). You must also properly complete and sign below indicating the specified percentage, 25%, 50%, 75% or 100%, of your Units (or fraction thereof) of which the Shares underlying such Units (or fraction thereof) you desire to have included in the Underwritten Sale. No Withdrawal Election shall have been validly made unless the Solicitation Agent shall have received this Withdrawal Election Agreement and a properly completed and executed Proxy by 5:00 p.m., New York City time, on the Solicitation Expiration Date (the "Election Deadline"). IF, AS OF THE ELECTION DEADLINE, THE SOLICITATION AGENT HAS NOT RECEIVED THIS WITHDRAWAL ELECTION AGREEMENT AND A PROXY FROM YOU, YOU SHALL BE DEEMED NOT TO HAVE MADE A WITHDRAWAL ELECTION WITH RESPECT TO YOUR UNITS. If you make a Withdrawal Election by submitting this Withdrawal Election Agreement and a Proxy to the Solicitation Agent, you may at any time prior to the Election Deadline change or revoke your Withdrawal Election by submitting a revised Withdrawal Election Agreement, properly completed and signed, that is received by the Solicitation Agent prior to the Election Deadline, or by voting in person at the Special Meeting. The Withdrawal Election will be irrevocable upon the time of the adoption of the Plan at the Special Meeting.

     It is also important that each Holder complete the Form W-9 included herein.

     NO WITHDRAWAL ELECTION SHALL BE EFFECTED IF THE PLAN IS NOT APPROVED BY THE LIMITED PARTNERS AND THERE CAN BE NO ASSURANCE THAT, IF THE PLAN IS APPROVED, THE UNDERWRITTEN SALE WILL BE CONSUMMATED IN WHOLE OR IN PART.

     If the undersigned is an "affiliate" of the Company as that term is defined under Rule 144 ("Rule 144") under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned agrees to be bound by the provisions of Rule 144, including, without limitation, the restrictions on transfer of the Common Stock of the Company.

     The undersigned understands that a Withdrawal Election Agreement delivered pursuant to any one of the procedures described under the caption "Proxy and Withdrawal Election Procedures" in the Proxy Statement/Prospectus and in the instructions hereto will constitute a legal and binding agreement and power of attorney between the undersigned, the Partnership and the Company, as the case may be, upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus and in this Withdrawal Election Agreement and that each of the Partnership and the Company will rely on this Agreement in carrying out the Withdrawal, the Underwritten Sale and the Distribution, as the case may be.

--------------------------------------------------------------------------------

                              WITHDRAWAL ELECTION

     The undersigned desires to make a Withdrawal Election to participate in the Underwritten Sale and hereby makes the following Withdrawal Election:

        I would like to withdraw from the Partnership the Shares underlying the following percentage of my Unit(s) (or fraction thereof), which Shares I desire to have included in the Underwritten Sale [check appropriate box]:

                        [ ] 25%

                        [ ] 50%

                        [ ] 75%

                        [ ] 100%

--------------------------------------------------------------------------------

     The undersigned acknowledges that its Withdrawal Election percentage, to the extent that the Underwritten Sale is completed only in part, is subject to the pro rata adjustment more fully described in the Proxy Statement/Prospectus. The undersigned also acknowledges that if the Underwritten Sale is not consummated as provided in the Proxy Statement/Prospectus, or is consummated in part, the Withdrawn Shares, or portion thereof, as the case may be, will be delivered by the Withdrawal Agent to the Withdrawal Election Partners one hundred eighty (180) days after approval of the Plan or the Closing, as the case may be. The undersigned also acknowledges that, upon approval of the Plan, the Withdrawal will be effected and the undersigned will no longer be a Limited Partner with respect to the Units subject to the Withdrawal and will receive the Withdrawn Shares in exchange for his or her interest in the Partnership. See "The Plan of Withdrawal and Dissolution -- The Withdrawal Election" in the Proxy Statement/Prospectus.

      IRREVOCABLE POWER OF ATTORNEY WITH RESPECT TO THE UNDERWRITTEN SALE

     The undersigned hereby irrevocably constitutes and appoints Leonard Chill, with full power and authority to act alone in any matter hereunder and with full power of substitution and re-substitution, the true and lawful attorney-in-fact of the undersigned with full power in the name of, for and on behalf of, the undersigned with respect to certain matters arising in connection with the sale of Common Stock by the undersigned in the Underwritten Sale including, but not limited to, the power and authority to take any and all of the following actions:

          (1) To execute on behalf of the undersigned the Withdrawal Agent Agreement and to direct the Withdrawal Agent to deliver to the several Underwriters up to the number of shares of Common Stock to be distributed with respect to the percentage of Units (or fraction thereof) set forth above, rounded to the nearest whole number (such total number of shares as is finally determined by Leonard Chill and to be set forth opposite the name of the undersigned in a schedule to the Underwriting Agreement (as defined below) are hereinafter referred to as the "Securities"), such Securities to be represented by certificates deposited by the Partnership with the Withdrawal Agent on behalf of the Withdrawal Election Partners pursuant to the Withdrawal Agent Agreement, at a purchase price per share to be paid by the Underwriters as the Pricing Committee, in its sole discretion, shall determine, but at the same price per share at which the Company, if necessary to cover the Underwriters' overallotment option, and all other Withdrawal Election Partners sell shares of Common Stock in the Underwritten Sale and on such other terms as are determined by the Pricing Committee;

          (2) For the purpose of effecting the Underwritten Sale, to execute, deliver and perform on behalf of the undersigned the Underwriting Agreement (the "Underwriting Agreement") among the Company, certain Withdrawal Election Partners including the undersigned, and a nationally recognized investment banking firm chosen by the Company as the representative (the "Representative") of and on behalf of each of the several underwriters to be named in the Underwriting Agreement (the "Underwriters"), with full power to make such amendments to the Underwriting Agreement as Leonard Chill in his sole discretion may deem advisable;

          (3) (a) To give such orders and instructions to BankBoston (the "Transfer Agent") as Leonard Chill may determine with respect to (i) the transfer on the books of the Company of any shares of Common Stock to be sold by the undersigned in the Underwritten Sale in order to effect the Underwritten Sale (including the names in which new certificates for shares of Common Stock are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificates for the Securities against receipt by the Transfer Agent or its agent of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of underwriting discounts and commissions) from the sale of the Securities by the undersigned in the Underwritten Sale, of any expense incurred in accordance with the Underwriting Agreement which is not payable by the Company, and (iv) the return to the undersigned of new certificates representing the number of shares of Common Stock, if any, represented by certificates deposited with the Transfer Agent which are in excess of the number of shares of Common Stock sold by the undersigned in the Underwritten Sale; and (b) to amend the Underwriting Agreement and any related documents in such manner as Leonard Chill may determine to be in the best interests of the undersigned;

          (4) On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, the restriction on sales or other dispositions of shares of Common Stock and securities convertible into or exercisable or exchangeable for shares of Common Stock by the undersigned);

          (5) To incur any necessary or appropriate expense in connection with the Underwritten Sale as contemplated by the Plan;

          (6) To approve on behalf of the undersigned any amendments to the Registration Statement to be filed in connection with the Underwritten Sale (the "Registration Statement") or the Prospectus which forms a part thereof (the "Prospectus");

          (7) To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

          (8) To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, requests for the acceleration of the effectiveness of the Registration Statement, and other communications to the Securities and Exchange Commission (the "Commission"), and amendments to the Underwriting Agreement, and in general to do all things and to take all actions which Leonard Chill, in his sole discretion, may consider necessary or appropriate in connection with or to carry out the Underwritten Sale, as fully as could the undersigned if personally present and acting;

          (9) To make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws;

          (10) If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Securities, or a stock power or powers attached to such certificate or certificates;

          (11) To sell on behalf of the undersigned, pursuant to the Underwriting Agreement, a number of shares of Common Stock fewer than the shares of Common Stock underlying the percentage of the Unit(s) (or fraction thereof) set forth in the Withdrawal Election above; and

          (12) To sign such other underwriting documents, agreements and certificates as are necessary to consummate the Underwritten Sale.

     The undersigned hereby authorizes and empowers Leonard Chill to determine in his sole discretion the time or times when, purpose for and manner in which any power herein conferred upon it shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by it pursuant hereto.

     Upon the execution and delivery of the Underwriting Agreement by Leonard Chill on behalf of the Withdrawal Election Partners, the undersigned agrees to be bound by and to perform each and every covenant and agreement therein of the undersigned as a selling Securityholder.

     The undersigned agrees, if so requested in writing, to provide an opinion of counsel, addressed to King & Spalding, which opinion shall expressly permit reliance thereon by King & Spalding, setting forth such matters as King & Spalding may reasonably request in rendering its opinion to the Underwriters pursuant to the Underwriting Agreement.

     The undersigned agrees that this Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the several Underwriters, the Company and the other Withdrawal Election Partners who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by this Power of Attorney.

     The undersigned agrees that this Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of them) or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If after the execution hereof the undersigned (or either or any of them) should die or become incapacitated, or if any trust or estate should be terminated, or if any corporation or partnership should be dissolved or liquidated, or if any other such event or events shall occur, before the completion of the transactions contemplated by this Power of Attorney, certificates representing the Securities shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement executed by Leonard Chill, and actions taken by Leonard Chill hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event or events had not occurred, regardless of whether or not Leonard Chill, the Transfer Agent, the Withdrawal Agent, the Underwriters or any one of them, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

     It is understood and agreed that Leonard Chill assumes no responsibility or liability to any person other than to act as attorney-in-fact for the undersigned with respect to certain matters arising in connection with the sale of the Withdrawn Shares by the undersigned in accordance with the provisions of this Power of Attorney, and the undersigned agrees to indemnify and hold Leonard Chill harmless with respect to anything done by him in good faith in accordance with the foregoing instructions.

     The undersigned hereby represents and warrants that:

          (1) Such Withdrawal Election Partner will be, upon approval of the Plan by the Limited Partners and the Withdrawal, the lawful owner of the Withdrawn Shares to be sold by such Withdrawal Election Partner pursuant to the Underwriting Agreement and will have, upon approval of the Plan by the Limited Partners and the Withdrawal, and on the Closing Date, good and valid title to such Withdrawn Shares, free of all restrictions on transfer, liens, encumbrances, securities interests and claims whatsoever, except pursuant to the Plan.

          (2) Upon delivery of payment for such Withdrawn Shares pursuant to the Underwriting Agreement, good and valid title to such Withdrawn Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (3) Such Withdrawal Election Partner has, and on the Closing Date will have, full legal right, power and authority to enter into the Underwriting Agreement and to sell, assign, transfer and deliver such Withdrawn Shares in the manner provided therein, and the Underwriting Agreement will be duly authorized, executed and delivered by the Withdrawal Agent on behalf of such Withdrawal Election Partner and the Underwriting Agreement will be a valid and binding agreement of such Withdrawal Election Partner enforceable in accordance with its terms, except as rights to indemnity and contribution contained in the Underwriting Agreement may be limited by applicable law.

          (4) The Withdrawal Election Agreement signed by such Withdrawal Election Partner appointing Leonard Chill as his or her attorney-in-fact to the extent set forth therein has been duly authorized, executed and delivered by or on behalf of such Withdrawal Election Partner and is a valid and binding instrument of such Withdrawal Election Partner, enforceable in accordance with its terms and, pursuant to the Withdrawal Election Agreement, such Withdrawal Election Partner has authorized Leonard Chill to execute and deliver on his or her behalf the Underwriting Agreement and any other document necessary or desirable in connection with transactions contemplated thereby and to deliver the Withdrawn Shares to be sold by such Withdrawal Election Partner pursuant to the Underwriting Agreement.

          (5) Such Withdrawal Election Partner will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Withdrawn Shares pursuant to the distribution contemplated by the Underwritten Sale, and other than as permitted by the Securities Act, the Withdrawal Election Partner will not distribute any prospectus or other offering material in connection with the Underwritten Sale.

          (6) The execution, delivery and performance of the Underwriting Agreement by such Withdrawal Election Partner, compliance by such Withdrawal Election Partner with all the provisions thereof and the consummation of the Underwritten Sale and, if the Underwritten Sale is not consummated or is consummated in part, the distribution of Withdrawn Shares to Withdrawal Election Partners will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act or state securities laws or "Blue Sky" laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Withdrawal Election Partner, if not an individual, or any agreement, indenture or other instrument to which such Withdrawal Election Partner is a party or by which such Withdrawal Election Partner or property of such Withdrawal Election Partner is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Withdrawal Election Partner or property of such Withdrawal Election Partner.

          (7) Such Withdrawal Election Partner is not a member, an affiliate of a member or a person associated with a member of the National Association of Securities Dealers, Inc. (the "NASD"). [The NASD defines "member" to mean any broker or dealer admitted to the NASD and defines "person associated with a member" to mean every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in investment banking or securities business who is directly or indirectly controlling or controlled by such member (i.e., an employee), whether or not such person is registered or exempt from registration with the NASD.]

          (8) The information regarding such Withdrawal Election Partner set forth in this Withdrawal Election Agreement does not, and will not on the Closing Date (and any subsequent closing date with respect to the Underwriters' overallotment option, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading. If there is any change in such information, such Withdrawal Election Partner shall immediately notify the Withdrawal Agent of such change.

     The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the other Withdrawal Election Partners, Leonard Chill, the Withdrawal Agent, the Company, the Partnership, the Underwriters and the Transfer Agent and their respective representatives, agents and counsel.

                        APPOINTMENT OF WITHDRAWAL AGENT

     The undersigned hereby appoints United States Trust Company of New York or its sub-agent ("U.S. Trust"), as withdrawal agent (the "Withdrawal Agent"), to hold Withdrawn Shares on behalf of the undersigned in connection with the Withdrawal, the Underwritten Sale and, if the Underwritten Sale is not consummated or is consummated in part, the delivery of all or any remaining Withdrawn Shares to the undersigned. The Withdrawal Agent will act on behalf of and at the direction of the undersigned as set forth below. Any payment and/or delivery of Shares shall be sent to the undersigned via first class mail at the address indicated below.

                WITHDRAWAL ELECTION PARTNER'S CUSTODY AGREEMENT

     The undersigned hereby authorizes the Partnership to deliver to the Withdrawal Agent certificates representing the Withdrawn Shares underlying the Units (or fraction thereof) as set forth above. The stock certificates are to be held by the Withdrawal Agent for the account of the undersigned and are to be disbursed by the Withdrawal Agent upon the direction of Leonard Chill and in accordance with this Agreement.

     If the undersigned is acting as a fiduciary, officer, partner or agent, the undersigned has also delivered certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

     The undersigned agrees to deliver to the Withdrawal Agent such additional documentation as Leonard Chill, the Company or the Representative or any of their respective counsel may request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Representative or such counsel.

     The undersigned hereby authorizes the Withdrawal Agent to hold the Withdrawn Shares deposited with it in its custody, and on the closing date of the Underwritten Sale (the "Closing Date") or such other date specified in the Underwriting Agreement it shall (i) at the direction of Leonard Chill to deliver the certificates representing the Withdrawn Shares to the Representative, for the accounts of the several Underwriters, in exchange for payment for such Withdrawn Shares at the purchase price per share as determined in accordance with the Underwriting Agreement, and give receipt for such payment; (ii) deposit the same to its account as custodian; and (iii) transmit to the undersigned the net amount (after the deduction of underwriters' discounts and commissions) received by it as payment for the undersigned's Withdrawn Shares. Such balance is to be paid by check sent to the undersigned via first class mail at the address indicated in the Withdrawal Election Agreement or in such manner as the Withdrawal Agent, in accordance with the terms thereof, shall deem appropriate. One hundred eighty (180) days after the Closing Date, the Withdrawal Agent shall also return to the undersigned new certificates representing the number of shares of Common Stock of the Company, if any, represented by the number of Withdrawn Shares deposited which are in excess of the number of Withdrawn Shares sold by the undersigned to the Underwriters.

     If the Underwritten Sale shall not have been consummated prior to the Underwritten Sale Expiration Date, then, promptly following the Underwritten Sale Expiration Date, the Withdrawal Agent shall deliver to the undersigned the Withdrawn Shares deposited with it hereunder.

     The undersigned acknowledges that the Withdrawal Agent will receive written notice from the Company of (i) the Closing Date and any other dates specified in the Underwriting Agreement and (ii) the Underwritten Sale Expiration Date.

     The undersigned agrees that the certificates deposited with the Withdrawal Agent hereunder and the Withdrawal Agent's authority hereunder are subject to the interests of the several Underwriters, the Company and the other Withdrawal Election Partners, and this Agreement and the Withdrawal Agent's authority hereunder are irrevocable and are not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event. If the undersigned should die or become incapacitated, if any trust or estate should be terminated, if any corporation or partnership should be dissolved or liquidated, or if any other such event should occur before the delivery of the Withdrawn Shares to be sold by the undersigned under the Underwriting Agreement, certificates for such Withdrawn Shares shall be delivered by the Withdrawal Agent on behalf of the undersigned in accordance with the terms and conditions of this Agreement, and action taken by the Withdrawal Agent pursuant to this Agreement shall be as valid as if such death or incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Withdrawal Agent shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event. The General Partner has authority to instruct the Withdrawal Agent on irregularities or discrepancies in the form of Withdrawn Shares and accompanying documents.

     Until payment of the purchase price for the Withdrawn Shares has been made to the Withdrawal Agent, the undersigned shall remain, from the time of the Withdrawal, the owner of the Withdrawn Shares and shall have the right to vote the Withdrawn Shares represented by the certificates deposited with the Withdrawal Agent hereunder and to receive any and all dividends and distributions thereon.

     In taking any action requested or directed by the Representative under the terms of this Agreement, the Withdrawal Agent will be entitled to rely upon a writing signed by an authorized employee of the Representative.

     It is understood and agreed that the Withdrawal Agent assumes no responsibility or liability to any person other than to deal with the certificates for shares of Common Stock deposited with it and the proceeds from the sale of shares of Common Stock represented thereby in the Underwritten Sale, or if the Underwritten Sale is not consummated, to deliver the shares of Common Stock to the Withdrawal Election Partners in accordance with the provisions hereof. The Withdrawal Agent makes no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor for any aspect of the

Underwritten Sale, and the Withdrawal Agent shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Withdrawal Agent's own gross negligence or bad faith. The undersigned agrees to indemnify the Withdrawal Agent for and to hold the Withdrawal Agent free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Withdrawal Agent arising out of or in connection with acting as Withdrawal Agent under this Custody Agreement, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Withdrawal Agent's own gross negligence or bad faith. Notwithstanding any other provision in this Agreement, the Withdrawal Agent shall not be liable for incidental, consequential, punitive or similar damages. The undersigned agrees that the Withdrawal Agent may consult with counsel of its choice (which may but need not be counsel for the Company) and the Withdrawal Agent shall have full and complete authorization and protection for any action taken or suffered by the Withdrawal Agent in good faith and in accordance with the opinion of such counsel.

                ------------------------------------------------

     This Withdrawal Election Agreement (including the Power of Attorney and Custody Agreement) shall terminate immediately upon the sale or distribution of all of the Withdrawn Shares; provided, that if the Underwritten Sale is completed in whole or in part, the representations, warranties and covenants of the undersigned Withdrawal Election Partner as set forth above shall survive. Notwithstanding any of the foregoing provisions, if the Underwritten Sale is not completed prior to the Underwritten Sale Expiration Date, then immediately following the distribution of the Withdrawn Shares to the Withdrawal Election Partners in accordance with the terms of the Plan, this Withdrawal Election Agreement (including the Power of Attorney and Custody Agreement) shall terminate and be of no further force or effect.

     This Withdrawal Election Agreement, including the Power of Attorney, shall be governed by and construed in accordance with the laws of the State of New York.

     WITNESS the due execution of the foregoing Withdrawal Election Agreement by the undersigned, intending to be legally bound, as of the date written below.

     Unless otherwise indicated under "Special Issuance Instructions," please issue any Common Stock to be delivered to the undersigned in the name(s) of the undersigned. Unless otherwise indicated under "Special Payment Instructions," please issue the check for any payment for Withdrawn Shares sold in the Underwritten Sale in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please issue such shares of Common Stock and/or mail such check to the undersigned at the address shown below the undersigned's signature.

----------------------------------------------------- * ---------------------------------------------- , 1997

----------------------------------------------------- * ---------------------------------------------- , 1997
            Signature(s) of Holders(s) or                                      Date
                Authorized Signatory

Print Name and Address of Holder(s) and
Name and Title of Person signing as Agent or
Fiduciary:

Name(s):
------------------------------------

------------------------------------

------------------------------------
           (Please Print)

Capacity:
------------------------------------

Address:
------------------------------------

------------------------------------
         (Include Zip Code)

Area Code and
Telephone Number: (     )
-------------------------------------------------------------------

---------------

* To be signed in exactly the same manner as the Units are registered. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title above. See Instruction 4 below.

-------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                         (See Instructions 4, 6 and 7)

     To be completed ONLY if the check in payment of Withdrawn Shares sold in the Underwritten Sale is to be issued in the name of someone other than the Holder.

Name:
       --------------------------------------------------
                         (Please Print)

Address:
       --------------------------------------------------


      ---------------------------------------------------
                       (Include Zip Code)
                      (Complete Form W-9)

     ---------------------------------------------------
                    (Tax Identification or
                   Social Security Number)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 4, 6 and 7)

     To be completed ONLY if a check and/or the certificates for shares of Common Stock are to be sent to someone other than the Holder at an address other than as indicated above.

Mail:  [ ] check
       [ ] Common Stock certificate

Name:
         --------------------------------------------------
                          (Please Print)

Address:
         --------------------------------------------------


         --------------------------------------------------
                            (Include Zip Code)
                           (Complete Form W-9)

         --------------------------------------------------
                         (Tax Identification or
                        Social Security Number)

-------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

     To be completed ONLY if certificates for shares of Common Stock are to be issued in the name of someone other than the Holder:

Issue to:

Name
    --------------------------------------------------
                       (Please Print)

Address
       -----------------------------------------------


------------------------------------------------------
                     (Include Zip Code)
                     (Complete Form W-9)


------------------------------------------------------
                  (Tax Identification or
                   Social Security Number)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                      OF THE WITHDRAWAL ELECTION AGREEMENT

     (1) DELIVERY OF THIS WITHDRAWAL ELECTION AGREEMENT. A completed and duly executed copy of this Withdrawal Election Agreement, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Withdrawal Election Agreement must be received by the Solicitation Agent at one of its addresses set forth on the cover page hereof prior to the Solicitation Expiration Date if the Holder desires to participate in the Underwritten Sale. The method of delivery of this Withdrawal Election Agreement and all other required documents to the Solicitation Agent is at the election and risk of the Holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Solicitation Agent. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     (2) QUESTIONS REGARDING VALIDITY, FORM, ELIGIBILITY, ETC. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Withdrawal Election Agreements will be determined by the General Partner in its sole discretion, which determination will be final and binding. The General Partner reserves the right to reject any and all Withdrawal Election Agreements not properly completed or any Withdrawal Election Agreements the General Partner's acceptance of which would, in the opinion of the General Partner or its counsel, be unlawful. The General Partner also reserves the right to waive any defects or irregularities or conditions of the Withdrawal. The interpretation of the terms and conditions of the Withdrawal (including this Withdrawal Election Agreement and the instructions hereto) by the General Partner shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with deliveries of Withdrawal Election Agreements must be cured within such time as the General Partner may determine. Neither the General Partner nor any other person shall be under any duty to give notification of defects or irregularities with respect to deliveries of Withdrawal Election Agreements, nor shall any of them incur any liability for failure to give such notification.

     (3) WITHDRAWAL ELECTION. Only a registered Holder of the Units (or a fraction thereof) or his legal representative or attorney-in-fact who has properly completed, executed and delivered a Proxy may elect to participate in the Underwritten Sale and deliver a Withdrawal Election Agreement.

     (4) SIGNATURES ON THIS WITHDRAWAL ELECTION AGREEMENT. This Withdrawal Election Agreement must be signed by the registered Holder(s) of the Units. Signatures must correspond with the names as contained on the books of the Partnership without alteration, enlargement or any change whatsoever. If any of such Units are owned of record by two or more joint owners, all such owners must sign this Withdrawal Election Agreement.

     If this Withdrawal Election Agreement is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit evidence satisfactory to the General Partner of their authority so to act with this Withdrawal Election Agreement.

     If the boxes entitled "Special Payment Instructions," "Special Delivery Instructions," and "Special Issuance Instructions" are filled out, signatures on this Withdrawal Election Agreement must be guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a firm that is a member of a registered national securities exchange or the national Association of Securities Dealers, Inc. (each, an "Eligible Institution"), unless the Withdrawal Election Agreement made pursuant hereto is for the account of an Eligible Institution.

     (5) REVOCATION OF WITHDRAWAL ELECTION AGREEMENT. Any Holder who has elected to participate in the Underwritten Sale may revoke such Withdrawal Election (including the Power of Attorney) by delivering written notice of such revocation to the Solicitation Agent at any time prior to the Solicitation Expiration Date. Thereafter, Withdrawal Election Agreements will no longer be revocable, except if a Holder attends the Special Meeting. Any such notice of revocation, to be effective, must indicate the Units (or fraction thereof) to which relates to be signed by the Holder in the same manner as the original Withdrawal Election Agreement.

     (6) SPECIAL ISSUANCE, PAYMENT AND DELIVERY INSTRUCTIONS. Holders should indicate in the applicable box or boxes, the name and address to which the check for any payment for Withdrawn Shares sold in the Underwritten Sale and/or the certificates of Common Stock is to be issued or sent, if different from the name and address of the person signing this Withdrawal Election Agreement. In the case of issuance in a different name, the taxpayer identification or social security number the persons named must also be indicated.

     (7) TAXPAYER IDENTIFICATION NUMBER. A Holder must provide the Withdrawal Agent (as payor) with his or her current taxpayer identification number ("TIN") to avoid backup withholding with respect to any payment for Withdrawn Shares sold in the Underwritten Sale. In the case of a Holder who is an individual, the Holder's TIN is his or her social security number. If the Withdrawal Agent is not provided with the correct TIN, the Holder will be subject to backup withholding equal to 31% of any payments made to Holder and may be subject to penalties imposed by the Internal Revenue Service (the "IRS"). Backup withholding is not an additional tax. Rather, the tax liability of persons subject to back up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if certain conditions are met. Exempt Holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements if they certify their exempt status in the manner required. Foreign Holders should consult their own tax advisors with respect to the tax consequences (including backup withholding requirement) of the Solicitation and Plan. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     To prevent backup withholding, each nonexempt Holder must provide his or her correct TIN by completing the Substitute Form W-9 included herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that he or she is no longer subject to backup withholding. If the Units are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. We must enclose Guidelines for Certification document in the mailing.

     (8) WAIVER OF CONDITIONS. Subject to applicable law, the General Partner reserves the absolute right to amend, waive or modify specified conditions of the Withdrawal.

     (9) REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Withdrawal and the Underwritten Sale or the procedure for making a Withdrawal Election as well as requests for assistance or for additional copies of the Proxy Statement/Prospectus and this Withdrawal Election Agreement may be directed to the Solicitation Agent at one of the addresses and telephone number indicated on the cover of this Withdrawal Election Agreement.

                         TO BE COMPLETED BY ALL HOLDERS
                              (SEE INSTRUCTION 7)

PAYOR NAME: UNITED STATES TRUST COMPANY OF NEW YORK

----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT            Social Security OR
 FORM W-9                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW        Taxpayer Identification Number

                                                                                  -------------------------------
                                 -------------------------------------------------------------------------------------
 DEPARTMENT OF TREASURY          PART 2 -- Check the box if you are NOT subject to backup withholding under the
 INTERNAL REVENUE SERVICE        provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified
                                 you that you are no longer subject to backup withholding.                        [  ]
                                 -------------------------------------------------------------------------------------
 PAYORS REQUEST FOR              CERTIFICATION -- UNDER PENALTIES OF PERJURY, I   PART 3 -- Check if Awaiting TIN [  ]
 TAXPAYER IDENTIFICATION         CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
 NUMBER (TIN)                    IS TRUE, CORRECT, AND COMPLETE.

                                 SIGNATURE: -----------------------   DATE:  -----------------------------
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

        PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.